Filed Pursuant to Rule 497(e)

Registration No.: 333-53589

VALIC COMPANY II

Supplement dated May 9, 2017, to the Statement of Additional Information (“SAI”)

dated January 1, 2017, as supplemented and amended to date

At a meeting held on April 24-25, 2017, the Board of Trustees (the “Board”) of VALIC Company II increased the number of trustees constituting the entire Board from eight to nine and appointed Mr. Eric S. Levy as a trustee to fill the vacancy arising therefrom until his earlier death, resignation, retirement, bankruptcy, adjudicated incompetency or other incapacity or removal, or if not so terminated, until the election of his successor in office has become effective in accordance with the Declaration of Trust. The following changes to the SAI are effective May 1, 2017:

In the section entitled “Management of VC II,” the table captioned “Interested Trustee” on page 98 of the SAI is hereby amended by changing the caption to “Interested Trustees” and inserting the following information:

Name and Age	Position Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
ERIC S. LEVY 2919 Allen Parkway Houston, TX 77019 AGE: 52	Trustee	May 1, 2017 – Present	Executive Vice President, VALIC (2015-Present); Executive Vice President, Group Retirement, AIG (2015-Present); and Senior Vice President, Lincoln Financial Group (2010-2015).	49	None

The information on pages 99 – 100 of the SAI under the section entitled “Leadership Structure of the Board of Trustees,” is amended to state that the Board is presently composed of nine members, seven of whom are Independent Trustees. Mr. Levy is considered to be an interested trustee because he serves as an officer of the Adviser and AIG, the Adviser’s ultimate parent company.

In addition, in the section entitled “Board of Trustees and Committees” is supplemented to include the following information concerning Mr. Levy:

Eric S. Levy. Mr. Levy has served as a Trustee since May 1, 2017. Mr. Levy is Executive Vice President of VALIC and Executive Vice President, Group Retirement of AIG. Mr. Levy is also a Registered Principal for VALIC Financial Advisors, Inc., an affiliate of VALIC. Mr. Levy’s experience spans thirty years in financial services, including mutual funds, sub-advisory services, retirement services and insurance products at Fidelity, Allmerica Financial, Putnam Investments and Mercer and Lincoln Financial Group.

The table on page 103 of the SAI captioned “Interested Trustee” under the section “Trustee Ownership of Shares” is hereby amended by changing the caption to “Interested Trustees” and inserting the following information:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family
Eric S. Levy	$0	$0

Capitalized terms used herein but not defined shall have the meanings assigned to them in the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.